Exhibit 10.5

THIS WARRANT AND THE SECURITIES ISSUED UPON ANY EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED BY ANY PERSON, UNLESS (1) EITHER (A) A REGISTRATION WITH RESPECT TO THERETO SHALL BE EFFECTIVE UNDER THE SECURITIES ACT, OR (B) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IS AVAILABLE, AND (2) THERE SHALL HAVE BEEN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS.

                  No. of Shares of Common Stock: ______________

                                 Warrant No. __

                          COMMON STOCK PURCHASE WARRANT
                            (PLACEMENT AGENT WARRANT)

                           To Purchase Common Stock of

                                  DYNTEK, INC.

      THIS IS TO CERTIFY THAT Network 1 Financial Securities, Inc. and/or assigns, is entitled, at any time from the Closing Date (as hereinafter defined) to the Expiration Date (as hereinafter defined), to purchase from Dyntek, Inc., a Delaware corporation (the "Company"), up to ________ [20% of number of shares sold in Private Placement] shares of Common Stock (as hereinafter defined and subject to adjustment as provided herein), in whole or in part, including fractional parts, at a purchase price per share (the "Exercise Price") equal to $0.90 per share of Common Stock (as defined herein), all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.    DEFINITIONS

      As used in this Warrant, the following terms have the respective meanings set forth below:

      "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company after the Closing Date, other than Warrant Stock.

      "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

      "Closing Date" shall have the meaning set forth in the Placement Agent Agreement, dated March __, 2004, between the Company and Network 1 Financial Securities Inc.

      "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

      "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock, $0.0001 par value, of the Company as constituted on the Closing Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by SECTION 4.4.

      "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities, which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

      "Current Warrant Price" shall mean, in respect of a share of Common Stock at any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

      "Exercise Period" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1.

      "Expiration Date" shall mean a date five (5) years commencing one (1) year from the Termination Date as defined in the Placement Agency Agreement dated March ____, 2004 with respect to a Private Offering of a minimum of 37 Units and a maximum of 150 Units.

      "Fully Diluted Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all shares of Common Stock Outstanding at such date and all shares of Common Stock issuable in respect of this Warrant, outstanding on such date, and other options or warrants to purchase, or securities convertible into, shares of Common Stock outstanding on such date which would be deemed outstanding in accordance with GAAP for purposes of determining book value or net income per share.

      "GAAP" shall mean generally accepted accounting principles in the United States of America as from time to time in effect.

      "Holder" shall mean the Person in whose name the Warrant or Warrant Stock set forth herein is registered on the books of the Company maintained for such purpose.

      "Other Property" shall have the meaning set forth in Section 4.4.

      "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any subsidiary thereof, and shall include all shares issuable in respect of outstanding options or any certificates representing fractional interests in shares of Common Stock.

      "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

      "Registration   Rights  Agreement"  shall  mean  the  Registration  Rights
Agreement dated of a date even herewith by and between the Company and Network 1 Financial Securities, Inc., as it may be amended from time to time.

      "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in SECTION 9.1(a).

      "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

      "Transfer Notice" shall have the meaning set forth in SECTION 9.2.

      "Warrants" shall mean this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

      "Warrant Price" shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to SECTION 2.1, multiplied by (ii) the Current Warrant Price as of the date of such exercise.

      "Warrant Stock" shall mean the shares of Common Stock purchased by the holders of the Warrants upon the exercise thereof.

2.    EXERCISE OF WARRANT

      2.1 MANNER OF EXERCISE. From and after the Closing Date and until 5:00 p.m., New York time, on the Expiration Date, Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder.

            In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office at 18881 Von Karman Avenue, Suite 250, Irvine, California 92612 or at the office or agency designated by the Company pursuant to SECTION 12, (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased (ii) payment of the Warrant Price in cash or by wire transfer or cashier's check drawn on a United States bank and (iii) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by Holder or its agent or attorney-in-fact. Upon receipt of the items referred to in clauses (i), (ii) and (iii) above, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter if requested in writing by Holder, execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as Holder shall request in the notice and shall be registered in the name of Holder or, subject to SECTION 9, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with receipt of the items referred to in clauses (i), (ii) and (iii) above is received by the Company as described above and all taxes required to be paid by Holder, if any, pursuant to
SECTION 2.2 prior to the issuance of such shares have been paid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same returned to Holder. Notwithstanding any provision herein to the contrary, the Company shall not be required to register shares in the name of any Person who acquired this Warrant (or part hereof) or any Warrant Stock otherwise than in accordance with this Warrant.

      2.2 PAYMENT OF TAXES AND CHARGES. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable, and without any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof, unless such tax or charge is imposed by law upon Holder, in which case Holder shall pay such taxes or charges. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock issuable upon exercise of this Warrant in any name other than that of Holder, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the satisfaction of the Company that no such tax or other charge is due.

      2.3 FRACTIONAL SHARES. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the fair market value of the Warrant Stock reasonably determined by the Board of Directors of the Company.

      2.4 RIGHT TO CONVERT WARRANT INTO STOCK: NET ISSUANCE.

            (a) Right to Convert. Subject to Section 4.4, in addition to and without limiting the rights of the Holder under the terms of this Warrant, the Holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Common Stock as provided in this Section 2.4 at any time or from time to time during the term of this Warrant. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the Holder (without payment by the Holder of any Exercise Price or any cash or other consideration) that number of shares of fully paid and nonassessable Common Stock equal to the quotient obtained by dividing (X) the value of this Warrant (or the specified portion hereof) on the Conversion Date (as defined in subsection (b) hereof), which value shall be determined by subtracting (A) the aggregate Exercise Price of the Converted Warrant Shares immediately prior to the exercise of the Conversion Right from (B) the aggregate fair market value of the Converted Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the Conversion Date (as herein defined) by (Y) the fair market value of one share of Common Stock on the Conversion Date (as herein defined).

            Expressed as a formula, such conversion shall be computed as follows:

            X           =  B-A
                           ---
                            Y

            where: X = the number of shares of Common Stock that may be issued to Holder

                        Y = the fair market value (FMV) of one share of Common Stock

                        A = the aggregate Converted Warrant Price (Converted Warrant Shares x Exercise Price)

            B = the aggregate FMV (i.e., FMV x Converted Warrant Shares)

            No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder an amount in cash equal to the fair market value of the resulting fractional share of the Conversation Date (as herein defined).

            (b) Method of Exercise. The Conversion Right may be exercised by the Holder by the surrender of this Warrant at the principal office of the Company together with the subscription notice in the form attached hereto duly completed and executed and indicating the number of shares subject to this Warrant which are being surrendered (referred to in Section 2.4(a) hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), and, at the election of the Holder hereof, may be made contingent upon the occurrence of any of the events specified in Section 4.4. Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new Warrant evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the Holder within thirty (30) days following the Conversion Date.

            (c) Determination of Fair Market Value. For purposes of this Section 2.4(c), "fair market value" of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

                  (i) If the Conversion Right is exercised in connection with and contingent upon a public offering, and if the Company's Registration Statement relating to such public offering ("Registration Statement") has been declared effective by the Commission, then the initial "Price to Public" specified in the final prospectus with respect to such offering.

                  (ii) If the Conversion Right is not exercised in connection with and contingent upon a public offering, then as follows:

                        (1) If traded on a securities exchange, the fair market value of the Common Stock shall be deemed to be the average of the closing prices of the Common Stock on such exchange over the five-day period ending one business day prior to the Determination Date or, if less, such number of days as the Common Stock has been traded on such exchange;

                        (2) If traded over-the-counter, the fair market value of the Common Stock shall be deemed to be the average of the closing bid prices of the Common Stock over the five-day period ending one business day prior to the Determination Date or, if less, such number of days as the Common Stock has been traded over-the-counter; and

                        (3) If there is no public market for the Common Stock, then fair market value shall be determined in good faith by the Board of Directors of the Company.

      2.5 CONTINUED VALIDITY. A holder of shares of Common Stock issued upon the exercise of this Warrant, in whole or in part (other than a holder who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the Securities Act or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as Holder under SECTIONS 9, 10 AND 14 of this Warrant. The Company will, at the time of exercise of this Warrant, in whole or in part, upon the request of Holder, acknowledge in writing, in form reasonably satisfactory to Holder, its continuing obligation to afford Holder all such rights; PROVIDED, HOWEVER, that if Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to Holder all such rights.

3.    TRANSFER, DIVISION AND COMBINATION

      3.1 TRANSFER. Subject to compliance with SECTION 9, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in SECTION 2.1 or the office or agency designated by the Company pursuant to SECTION 12, together with a written assignment of this Warrant substantially in the form of EXHIBIT B hereto duly executed by Holder or its agent or attorney-in-fact and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to SECTION 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled. A Warrant, if properly assigned in compliance with SECTION 9, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

      3.2 DIVISION AND COMBINATION

            Subject to SECTION 9, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with SECTION 3.1 and with SECTION 9, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

      3.3 EXPENSES. The Company shall prepare, issue, and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this
SECTION 3.

      3.4 MAINTENANCE OF BOOKS. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

4.    ADJUSTMENTS

      The number of shares of Common Stock for which this Warrant is exercisable, or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this SECTION 4. The Company shall give Holder notice of any event described below which requires an adjustment pursuant to this SECTION 4 promptly after the occurrence of such event.

      4.1 STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. If at any time the Company shall:

            (a) issue additional shares of Common Stock as a dividend or other distribution of Common Stock,

            (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

            (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment.

      4.2 NOTICE OF CERTAIN OTHER DISTRIBUTIONS. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

            (a) cash,

            (b) any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever, or

            (c) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever, then Holder shall receive Notice of the Company's determination to make such distribution fifteen (15) days prior to the record date for determining those Common Stock holders entitled to receive such distribution in accordance with SECTION 5.2 of this Warrant. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4.2; PROVIDED, HOWEVER, that if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4.1, and in order for the Holder to receive any portion of the reclassification distribution (other than an adjustment to the number of shares of Common Stock for which the Warrant can be exercised) the Holder must exercise the Warrant.

      4.3 OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER THIS SECTION. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price provided for in this SECTION 4:

            (a) WHEN  ADJUSTMENTS TO BE MADE. The  adjustments  required by this
Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

            (b)  FRACTIONAL  INTERESTS.  In  computing  adjustments  under  this
Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/10th of a share.

            (c) WHEN ADJUSTMENT NOT REQUIRED. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

      4.4 REORGANIZATION, RECLASSIFICATION, MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS. In case the Company shall reorganize its capital, reclassify its capital stock (other than a change in par value or a subdivision or combination as provided for in Section 4.1), consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company other than (i) solely a change or distribution as contemplated by SECTION 4.1 above, or (ii) a merger or reorganization involving only a change in the state of incorporation of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company (with any action pursuant to which such distribution, reclassification, merger, etc., is to be undertaken being referred to as the "Transaction"), then Holder shall receive notice of the Transaction prior to the record date for determining those Common Stockholders entitled to vote on and/or to receive a distribution in connection with consummation of such Transaction in accordance with SECTION 5.2 of this Warrant. Upon the consummation of any Transaction pursuant to which the Company is not the surviving corporation, this Warrant, to the extent previously unexercised, shall be of no further force and effect, null and void and unexercisable. The foregoing provisions of this SECTION 4.4 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or dispositions of assets.

5.    NOTICES TO HOLDER

      5.1 NOTICE OF ADJUSTMENTS. Whenever the number of shares of Common Stock for which this Warrant is exercisable, or whenever the price at which a share of such Common Stock may be purchased upon exercise of the Warrants, shall be adjusted pursuant to SECTION 4, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to SECTION 4.5) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to the Holder in accordance with SECTION 15.2. Delivery of such certificate shall be deemed to be a final and binding determination with respect to such adjustment unless challenged by the Holder within ten (10) days of receipt thereof. The

Company shall keep at its office or agency designated pursuant to SECTION 12 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the Holder or any prospective purchaser of a Warrant designated by the Holder.

      5.2 NOTICE OF CORPORATE ACTION. If at any time

            (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

            (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, or

            (c)  there  shall  be  a  voluntary  or   involuntary   dissolution,
liquidation or winding up of the Company; then, in any one or more of such cases, the Company shall give to Holder (i) at least 15 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 21 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and
(ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with SECTION 15.2.

6.    NO IMPAIRMENT

      The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

      Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

7.    RESERVATION AND AUTHORIZATION OF COMMON STOCK

      From and after the Closing Date, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

         Before taking any action which would cause an adjustment reducing the Current Warrant Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Current Warrant Price.

      Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Current Warrant Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

8.    TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

      In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of SECTION 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

9.    RESTRICTIONS ON TRANSFERABILITY

      The Warrant and the Warrant Stock shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this SECTION 9, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Warrant or any Warrant Stock. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this SECTION 9.

      9.1 RESTRICTIVE LEGEND. (a) The Holder by accepting this Warrant and any Warrant Stock agrees that this Warrant and the Warrant Stock issuable upon exercise hereof may not be assigned or otherwise transferred unless and until
(i) the Company has received an opinion of counsel for the Holder that such securities may be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") or (ii) a registration statement relating to such securities has been filed by the Company and declared effective by the Commission.

            Each certificate for Warrant Stock issuable hereunder shall bear a legend as follows unless such securities have been sold pursuant to an effective registration statement under the Securities Act:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities may not be offered for sale, sold or otherwise transferred except (i) pursuant to an effective registration statement under the Act or (ii) pursuant to an exemption from registration under the Act and applicable state securities laws in respect of which the Company has received an opinion of counsel satisfactory to the Company to such effect. Copies of the agreement covering both the purchase of the securities and restricting their transfer may be obtained at no cost by written request made by the holder of record of this certificate to the Secretary of the Company at the principal executive offices of the Company."

            (b) Except as otherwise provided in this SECTION 9, the Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

            "THIS WARRANT AND THE SECURITIES ISSUED UPON ANY EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED BY ANY PERSON, UNLESS (1) EITHER (A) A REGISTRATION WITH RESPECT TO THERETO SHALL BE EFFECTIVE UNDER THE SECURITIES ACT, OR (B) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IS AVAILABLE, AND (2) THERE SHALL HAVE BEEN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS."

      9.2 NOTICE OF PROPOSED TRANSFERS. Prior to any Transfer or attempted Transfer of any Warrants or any shares of Restricted Common Stock, the Holder shall give ten days' prior written notice (a "Transfer Notice") to the Company of Holder's intention to effect such Transfer, describing the manner and circumstances of the proposed Transfer, and obtain from counsel who shall be reasonably satisfactory to the Company, an opinion that the proposed Transfer of such Warrants or such Restricted Common Stock may be effected without registration under the Securities Act and applicable state securities laws. After receipt of the Transfer Notice and opinion, the Company shall, within five Business Days thereof, notify the

Holder as to whether such opinion is reasonably satisfactory and, if so, such holder shall thereupon be entitled to Transfer such Warrants or such Restricted Common Stock, in accordance with the terms of the Transfer Notice. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon such Transfer shall bear the restrictive legend set forth in SECTION 9.1(a), and the Warrant issued upon such Transfer shall bear the restrictive legend set forth in SECTION 9.1(b), unless in the opinion of counsel to the Company such legend is not required in order to ensure compliance with the Securities Act. The Holder shall not be entitled to Transfer such Warrants or such Restricted Common Stock until receipt of notice that such opinion of counsel referred to above under this SECTION 9.2(a) is reasonably satisfactory to the Company.

      9.3 REQUIRED REGISTRATION. Pursuant to the terms and conditions set forth in the Registration Rights Agreement, being simultaneously executed herewith, the Company shall prepare and file with the Commission a Registration Statement relating to the offer and sale of the Common Stock issuable upon exercise of the Warrant and shall use its reasonable best efforts to cause the Commission to declare such Registration Statement effective under the Securities Act pursuant to the terms and conditions of the Registration Rights Agreement.

      9.4 TERMINATION OF RESTRICTIONS. Notwithstanding the foregoing provisions of SECTION 9, the restrictions imposed by this Section upon the transferability of the Warrants, the Warrant Stock and the Restricted Common Stock (or Common Stock issuable upon the exercise of the Warrants) and the legend requirements of
SECTION 9.1 shall terminate as to any particular Warrant or share of Warrant Stock or Restricted Common Stock (or Common Stock issuable upon the exercise of the Warrants) (i) when and so long as such security shall have been effectively registered under the Securities Act and disposed of pursuant thereto or (ii) when the Company shall have received an opinion of counsel reasonably satisfactory to it that such shares may be transferred without registration thereof under the Securities Act and applicable state securities law. Whenever the restrictions imposed by SECTION 9 shall terminate as to this Warrant, as hereinabove provided, the Holder hereof shall be entitled to receive from the Company upon written request of the Holder, at the expense of the Company, a new Warrant bearing the following legend in place of the restrictive legend set forth hereon:

      "THE  RESTRICTIONS ON  TRANSFERABILITY  OF THE WITHIN WARRANT CONTAINED IN
      SECTION 9 HEREOF TERMINATED ON __________ _____, 200__, AND ARE OF NO FURTHER FORCE AND EFFECT."

All Warrants issued upon registration of transfer, division or combination of, or in substitution for, any Warrant or Warrants entitled to bear such legend shall have a similar legend endorsed thereon. Whenever the restrictions imposed by this Section shall terminate as to any share of Restricted Common Stock, as hereinabove provided, the holder thereof shall be entitled to receive from the Company, at the Company's expense, a new certificate representing such Common Stock not bearing the restrictive legend set forth in SECTION 9.1(a).

      9.5 LISTING ON SECURITIES EXCHANGE. If the Company shall list any shares of Common Stock on any securities exchange, it will, at its expense, list thereon, maintain and, when necessary, increase such listing of, all shares of Common Stock issued or, to the extent permissible under the applicable securities exchange rules, issuable upon the exercise of this Warrant so long as any shares of Common Stock shall be so listed during any such Exercise Period.

10.   SUPPLYING INFORMATION

      The Company shall cooperate with Holder in supplying such information as may be reasonably necessary for Holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Stock.

11.   LOSS OR MUTILATION

      Upon receipt by the Company from Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement and affidavit of the Holder shall be sufficient indemnity), and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to Holder; PROVIDED, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

12.   OFFICE OF THE COMPANY

      As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

13.   LIMITATION OF LIABILITY

      No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company. Until the exercise of this Warrant, the Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

14.   MISCELLANEOUS

      14.1 NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies.

      14.2 NOTICE GENERALLY. Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified mail, postage prepaid, or by a nationally recognized overnight courier service or by facsimile (with confirmation back), and shall be deemed given when so delivered personally or by overnight courier service or by facsimile, or, if mailed, five (5) days after the date of deposit in the United States mails, as follows:

      (1)   If to the Company, to:

                  Dyntek, Inc.
                  18881 Von Karman Avenue
                  Suite 250
                  Irvine, California 92612
                  Attention: Steven Ross, President
                  Telephone: (949) 955-0078

                  With a copy to:

                  Peter W. Rothberg, Esq.
                  Nixon Peabody, LLP
                  437 Madison Avenue
                  New York, New York 10022
                  Telephone: (212) 940-3000
                  Facsimile: (212) 940-3111

      (2)   If to the Holder, to:

                  Network 1 Financial Securities, Inc.
                  The Galleria
                  2 Bridge Avenue, Building 2, Penthouse
                  Red Bank, New Jersey 07701
                  Attention: William R. Hunt, Jr., President
                  Telephone: (732) 758-9001
                  Facsimile: (732) 758-6671

            With a copy to:

                  Virginia K. Sourlis, Esq.
                  The Galleria, 2 Bridge Avenue
                  Building 5, 1st Floor
                  Red Bank, New Jersey 07701
                  Telephone: (732) 530-9007
                  Facsimile: (732) 530-9008

The Company or the Holder may change the foregoing address by notice given pursuant to this SECTION 14.2.

      14.3 SUCCESSORS AND ASSIGNS. Subject to the provisions of SECTIONS 3.1 AND 9, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, with respect to SECTION 9 hereof, holders of Warrant Stock, and shall be enforceable by any such Holder or holder of Warrant Stock.

      14.4 AMENDMENT. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

      14.5 SEVERABILITY. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

      14.6 HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

      14.7 GOVERNING LAW. This Warrant shall be governed by the laws of the State of New York, without regard to the provisions thereof relating to conflict of laws.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.

Dated: _____________ _____, 200____

                                             DYNTEK, INC.

                                             By: _______________________________
                                                 Steven Ross
                                                 President

Attest:

By: ______________________________
    James Linesch
    Secretary

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrant]

To:   Dyntek, Inc.

      The undersigned pursuant to the provisions set forth in the attached Warrant (No. W-____), hereby irrevocably elects to (check one):

      _____      (A)  purchase ___ shares of the Common  Stock,  par value $___
                  per share, of Dyntek,  Inc. (the "Common  Stock"),  covered by such Warrant and herewith makes payment of $_____, representing the full purchase price for such shares at the price per share provided for in such Warrant; or

      _____ (B) convert ______ Converted Warrant Shares into that number of shares of fully paid and nonassessable shares of Common Stock, determined pursuant to the provisions of Section 2.4 of the Warrant.

      The Common Stock for which the Warrant may be exercised or converted shall be known herein as the "Warrant Stock".

      The undersigned is aware that the Warrant Stock has not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws. The undersigned understands that reliance by the Company on exemptions under the Securities Act is predicated in part upon the truth and accuracy of the statements of the undersigned in this Subscription Form.

      The undersigned represents and warrants that (1) it has been furnished with all information which it deems necessary to evaluate the merits and risks of the purchase of the Warrant Stock, (2) it has had the opportunity to ask questions concerning the Warrant Stock and the Company and all questions posed have been answered to its satisfaction, (3) it has been given the opportunity to obtain any additional information it deems necessary to verify the accuracy of any information obtained concerning the Warrant Stock and the Company and (4) it has such knowledge and experience in financial and business matters that it is able to evaluate the merits and risks of purchasing the Warrant Stock and to make an informed investment decision relating thereto.

      The undersigned hereby represents and warrant that it is purchasing the Warrant Stock for its own account for investment and not with a view to the sale or distribution of all or any part of the Warrant Stock.

      The undersigned understands that because the Warrant Stock has not been registered under the Securities Act, it must continue to bear the economic risk of the investment for an indefinite period of time and the Warrant Stock cannot be sold unless it is subsequently registered under applicable federal and state securities laws or an exemption from such registration is available.

      The undersigned agrees that it will in no event sell or distribute or otherwise dispose of all or any part of the Warrant Stock unless (1) there is an effective registration statement under the Securities Act and applicable state securities laws covering any such transaction involving the Warrant Stock, or
(2) the Company receives an opinion satisfactory to the Company of the undersigned's legal counsel stating that such transaction is exempt from registration. The undersigned consents to the placing of a legend on its certificate for the Warrant Stock stating that the Warrant Stock has not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Warrant Stock until the Warrant Stock may be legally resold or distributed without restriction.

      The   undersigned   has  considered  the  federal  and  state  income  tax
implications of the exercise of the Warrant and the purchase and subsequent sale of the Warrant Stock.

Dated: ____________________________     Print Name: ____________________________

                                        Signature: _____________________________

                                        Witness: _______________________________

                         Insert Social Security or Other
                         Identifying Number of Holder: _________________________

                                    EXHIBIT B

                                 ASSIGNMENT FORM

      FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

                                                              NO. OF SHARES
NAME AND ADDRESS OF ASSIGNEE                                 OF COMMON STOCK
----------------------------                                 ---------------

and does hereby irrevocably constitute and appoint _______________________ attorney-in-fact to register such transfer on the books of ______________________________ maintained for the purpose, with full power of substitution in the premises.

Dated: ____________________________     Print Name: ____________________________

                                        Signature: _____________________________

                                        Witness: _______________________________

                         Insert Social Security or Other
                         Identifying Number of Holder: _________________________

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.


                                       B-1